UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of earliest event reported): April 2, 2009 (March 31, 2009)
Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
(713) 579-0600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.2
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On March 31, 2009, Synthesis Energy Systems, Inc. (the “Company”) announced that as a result of a tighter focus on operations and project implementation, plus the need to significantly reduce corporate overhead and overall costs, Timothy E. Vail, the Company’s President and Chief Executive Officer, and David Eichinger, the Company’s Chief Financial Officer, left the Company, effective March 31, 2009, based on a mutual decision with the Company’s board of directors (the “Board”). Mr. Vail will remain on the Board. In connection with these management changes, Robert Rigdon, the Company’s Chief Operating Officer and Senior Vice President of Global Development, was named President and Chief Executive Officer, and Kevin Kelly, the Company’s Controller and Chief Accounting Officer, assumed the duties of Principal Financial Officer, was named Secretary and will remain as Controller and Chief Accounting Officer.
     On the same date, and as part of these management changes, the Company entered into letter agreements with Messrs. Rigdon and Kelly amending certain of the terms of their respective employment agreements. Pursuant to the amendment for Mr. Rigdon, (i) his base salary was increased to $300,000 per year retroactive to January 1, 2009; (ii) he is entitled to a cash performance bonus to be determined by, and to be payable at the sole discretion of, the compensation committee of the Board, for the periods ending on January 1 and July 1 of a given year (beginning on July 1, 2009); (iii) his performance based options were terminated and replaced with options with time based vesting, which were vested as to 25% of the shares as of the effective date of the new grant, and shall vest as to an additional 25% on each of the first three anniversary dates after such date, at an exercise price of $0.66 per share; (iv) he was granted a new option to acquire 200,000 shares of the Company’s common stock, which options shall vest as to 25% of the shares on each of the first four anniversary dates after the date of the new grant, beginning on the first anniversary of the effective date at an exercise price $0.66 per share; (v) in connection with a termination by the Company without cause or by Mr. Rigdon in connection with a change of control, he is entitled to reimbursement of his payment of his COBRA premiums through (a) the one year anniversary of the termination or (b) until he is eligible to participate in the health insurance plan of another employer, whichever is sooner; and (vi) in connection with a termination by Mr. Rigdon in connection with a change of control, he is also entitled to a lump sum payment of his annual base salary then in effect. In addition, Mr. Rigdon received a cash payment of $80,000 in satisfaction of his bonus earned during the year ended December 31, 2008. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the letter agreement for Mr. Rigdon, which is attached as Exhibit 10.2 hereto and incorporated by reference herein in its entirety.
     Pursuant to the amendment for Mr. Kelly, (i) his base salary was increased to $230,000 per year retroactive to January 1, 2009; (ii) he was granted a new option to acquire 100,000 shares of the Company’s common stock, which options shall vest as to 25% of the shares on each of the first four anniversary dates after the date of the new grant, beginning on the first anniversary of the effective date at an exercise price $0.66 per share; and (iii) in connection with a termination by the Company without cause or by Mr. Kelly in connection with a change of control, he is entitled to reimbursement of his payment of his COBRA premiums through (a) the one year anniversary of the termination or (b) until he is eligible to participate in the health insurance plan of another employer, whichever is sooner. In addition, in satisfaction of his bonus earned during the year ended December 31, 2008, he was provided with a fully vested option grant to acquire 20,000 shares of common stock at an exercise price of $0.66 per share. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the letter agreement for Mr. Kelly, which is attached as Exhibit 10.5 hereto and incorporated by reference herein in its entirety.
     The form of option grant for the awards to Messrs. Rigdon and Kelly, as well as all other awards under the Company’s Amended and Restated 2005 Incentive Plan, as amended, is attached as Exhibit 10.8 hereto and incorporated by reference herein in its entirety.
     In connection with the departure of Messrs. Vail and Eichinger, each of them entered into a Separation Agreement and Release with the Company (each, a “Release”), whereby (i) their respective employment agreements with the Company were terminated, subject to the continued enforcement of the provisions relating to non-competition and confidentiality, (ii) they entered into mutual releases, (iii) their Indemnification Agreements with the Company, each dated August 13, 2008, survived the termination of the employment agreement; (iv) they were granted reimbursement of their payment of their COBRA premiums through (a) the one year anniversary of the termination or (b) until they are eligible to participate in the health insurance plan of another employer, whichever is sooner; and (v) they were granted a new option grant in satisfaction of their 2008 bonuses and a right to participate in the Company’s option exchange program. In the case of Mr. Vail, he was provided with a fully vested option grant to acquire 68,182 shares of common stock at an exercise price of $0.66 per share, in satisfaction of his bonus earned during the year ended December 31, 2008. In addition, as part of the previously discussed option exchange program, Mr. Vail exchanged all of his option grants outstanding on March 31, 2009 for a new fully vested option grant to acquire 960,000 shares of common stock at an exercise price of $0.66 per share. In the case of Mr. Eichinger, he was provided with a fully vested option grant to acquire 68,182 shares of common stock at an exercise price of $0.66 per share, in satisfaction of his bonus earned during the year ended December 31, 2008. In addition, as part of the option exchange, Mr. Eichinger exchanged all of his option grants outstanding on March 31, 2009 for a new fully vested option grant to acquire 700,000 shares of common stock at an exercise price of $0.66 per share. The form of option grant for the awards to Messrs. Vail and Eichinger, as well as all other awards under the Company’s Amended and Restated 2005 Incentive Plan, as amended, is attached as Exhibit 10.8 hereto and incorporated by reference herein in its entirety.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement and Release of each of Mr. Vail and Mr. Eichinger, which are attached as Exhibits 10.6 and 10.7 hereto, respectively, and incorporated by reference herein in their entirety.
Item 1.02 Termination of a Material Definitive Agreement.
     The text set forth in Item 1.01 regarding the termination of the employment agreements of Timothy E. Vail and David Eichinger, and the terms and conditions of each Severance Agreement and Release with the Company, is incorporated into this Item 1.02 by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The text set forth in Item 1.01 regarding the Company’s management changes, the Severance Agreement and Release of each of Mr. Vail and Mr. Eichinger, and the amendments to the employment agreements of Mr. Rigdon and Mr. Kelly is incorporated into this Item 5.02 by reference.
     Additionally, effective March 31, 2009, Lorenzo Lamadrid, Michael Storey, Denis Slavich and Harry Rubin, all of whom are directors of the Company, participated in the Company’s option exchange program.
     Prior to the exchange, Mr. Lamadrid had a grant of options to acquire 50,000 shares which vested in four equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next three years at an exercise price of $2.50 per share. As a result of the exchange, Mr. Lamadrid received a grant options to acquire 25,000 shares on the same time based vesting schedule as the prior grant at an exercise price of $0.66 per share.
     Prior to the exchange, Mr. Slavich had (i) a grant of options to acquire 50,000 shares which vested in four equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next three years at an exercise price of $2.50 per share and (ii) a grant of options to acquire 200,000 shares which vested in five equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next four years at an exercise price of $3.00 per share. As a result of the exchange, Mr. Slavich received grants of options to acquire 25,000 shares and 100,000 shares, respectively, on the same time based vesting schedule as the prior grants at an exercise price of $0.66 per share.
     Prior to the exchange, Mr. Storey had (i) a grant of options to acquire 50,000 shares which vested in four equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next three years at an exercise price of $2.50 per share and (ii) a grant of options to acquire 200,000 shares which vested in five equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next four years at an exercise price of $3.00 per share. As a result of the exchange, Mr. Storey received grants of options to acquire 25,000 shares and 100,000 shares, respectively, on the same time based vesting schedule as the prior grants at an exercise price of $0.66 per share.
     Prior to the exchange, Mr. Rubin had grants of options to acquire 160,000 shares and 40,000 shares, each of which vested in five equal installments, with the first installment vesting on the date of grant and the remainder vesting annually over the next four years at exercise prices of $6.25 and $6.00, respectively, per share. As a result of the exchange, Mr. Rubin received grants of options to acquire 80,000 shares and 20,000 shares, respectively, on the same time based vesting schedule as the prior grants at an exercise price of $0.66 per share for each grant.
     In addition, effective March 31, 2009, the Board, and the compensation committee thereof approved a new compensation plan for the members of the Board. Previously, independent, non-executive directors, other than Lorenzo Lamadrid, received a quarterly cash payment of $1,500 for their service on the Board. Under the new plan approved by the Board, and in lieu of the prior cash fees, (i) non-executive directors who serve as chair of a Board committee will receive an annual grant of stock options with an aggregate value of $100,000 and (ii) all other non-executive directors will receive an annual grant of stock options with an aggregate value of $90,000, in each case based on a fair market valuation and the exercise price in the grant, while non-independent, executive directors will continue to receive no compensation for their service on the Board. The options shall vest as to 25% of the shares on each of the first four anniversary dates after the date of the grant, beginning on the first anniversary of the grant and the exercise price shall be determined based on the closing price on the date of the grant. The initial grants were made effective March 31, 2009 at an exercise price of $0.66 per share. There were no other changes to the Board compensation structure.
     The form of option grant for the awards to the directors, as well as all other awards under the Company’s Amended and Restated 2005 Incentive Plan, as amended, is attached as Exhibit 10.8 hereto and incorporated by reference herein in its entirety.
Item 7.01 Regulation FD Disclosure.
     In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
     On March 31, 2009, the Company issued a press release announcing, among other things, the management changes described in Items 1.01 and 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 8.01 Other Events
     On March 31, 2009, the Company issued a press release announcing, among other things, the management changes described in Items 1.01 and 5.02 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits
10.1	Employment Agreement between the Company and Robert Rigdon dated March 14, 2008 (incorporated by reference herein to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 12, 2008).

*10.2	Letter Agreement between the Company and Robert Rigdon dated March 31, 2009.

10.3	Employment Agreement between the Company and Kevin Kelly dated October 16, 2008 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 12, 2008).

10.4	Letter Agreement between the Company and Kevin Kelly dated January 9, 2009 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 14, 2009).

*10.5	Letter Agreement between the Company and Kevin Kelly dated March 31, 2009.

*10.6	Separation Agreement and Release between the Company and Timothy E. Vail dated effective March 31, 2009.

*10.7	Separation Agreement and Release between the Company and David Eichinger dated effective March 31, 2009.

*10.8	Form of Nonstatutory Stock Option Agreement.

**99.1	Press Release dated March 31, 2009.

*	= Filed herewith

**	= Furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: April 2, 2009	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Employment Agreement between the Company and Robert Rigdon dated March 14, 2008 (incorporated by reference herein to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 12, 2008).

*10.2	Letter Agreement between the Company and Robert Rigdon dated March 31, 2009.

10.3	Employment Agreement between the Company and Kevin Kelly dated October 16, 2008 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 12, 2008).

10.4	Letter Agreement between the Company and Kevin Kelly dated January 9, 2009 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 14, 2009).

*10.5	Letter Agreement between the Company and Kevin Kelly dated March 31, 2009.

*10.6	Separation Agreement and Release between the Company and Timothy E. Vail dated effective March 31, 2009.

*10.7	Separation Agreement and Release between the Company and David Eichinger dated effective March 31, 2009.

*10.8	Form of Nonstatutory Stock Option Agreement.

**99.1	Press Release dated March 31, 2009.

*	= Filed herewith

**	= Furnished herewith